SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                 August 8, 2007

                             UNIVERSAL TRAVEL GROUP
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)

    Nevada                         000-51516                   90-0296536
    ------                         ---------                   ----------
    State of                       Commission                  IRS Employer
    Incorporation                  File Number                 I.D. Number

                      10940 Wilshire Boulevard, Suite 1600,
                          Los Angeles, California 90024
                    (Address of principal executive offices)

                                 (310) 443-4151
                         (Registrant's telephone number)

                        --------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

      On August 8, 2007, Universal Travel Group (the "Registrant"), Shenzhen Yu Zhi Lu Aviation Service Company Limited, an indirect wholly owned subsidiary of the Registrant ("YZL") (YZL is wholly owned by Full Power Enterprise Global Limited, a British Virgin Island corporation and a wholly own subsidiary of the Registrant), Shanghai Lanbao Travel Service Co., Ltd., a Shanghai Corporation in China ("SLB"), and the shareholders of SLB (the "Shareholders"), entered into and consummated a Share Exchange Agreement (the "Share Exchange Agreement") pursuant to which YZL acquired 100% of SLB for approximately $3,920,000. The consummation of the Agreement was previously reported in the Registrant's Report on Form 8-K of August 8, 2007. This Report is being filed on Form 8-K/A to include the financial information required to be filed as a result of the Registrant's acquisition of SLB.

Item 2.02. Results of Operations and Financial Condition.

Item 7.01. Regulation FD Disclosure.

      The following information is furnished under Item 7.01 - Regulation FD
Disclosure:

      On September 19, 2007, Universal Travel Group issued a press release announcing financial results of SLB, its newly acquired subsidiary, for the fiscal year end December 31, 2006 and for the six-month period ended June 30, 2007. A copy of such press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

      (a)   Financial Statements of Business Acquired.

      (b)   Pro Forma Financial Information.

      The financial statements required by this Item 9.01(a)-(b) are below.

                     SHANGHAI LANBAO TRAVEL SERVICE CO., LTD
                              FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

MORGENSTERN, SVOBODA, & BAER, CPA's, P.C.

CERTIFIED PUBLIC ACCOUNTANTS
40 Exchange Place, Suite 1820
New York, NY 10005
TEL: (212) 925-9490
FAX: (212) 226-9134
E-MAIL: MSBCPAS@GMAIL.COM

Board of Directors and Stockholders of
Shanghai Lanbao Travel Service Co., Ltd

We have audited the accompanying balance sheet of. Shanghai Lanbao Travel Service Co., Ltd ("Company") as of December 31, 2006 and 2005, and the related statements of income, comprehensive losses, statement of stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.


We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of. Shanghai Lanbao Travel Service Co., Ltd. as of December 31, 2006 and 2005, and the results of their operations and their cash flows for the periods then ended, in conformity with generally accepted accounting principles in the United States of America.


/s/ Morgenstern, Svoboda & Baer, CPAs, P.C.
Certified Public Accountants

New York, NY
August 24, 2007

                     SHANGHAI LANBAO TRAVEL SERVICE CO., LTD
                                 BALANCE SHEETS
                           DECEMBER 31, 2006 AND 2005

                                   ASSETS                  2006           2005
                                                           ----           ----
Current Assets
Cash and cash equivalents                               $   12,899    $    8,398
Accounts receivable, net                                   350,726        79,559
Due from shareholders                                      746,823        65,674
Prepayments                                                  1,383            --
                                                        ----------    ----------
Total Current Assets                                     1,111,831       153,630

Property & equipment, net                                    8,227        10,775
                                                        ----------    ----------


Total Assets                                            $1,120,058    $  164,406
                                                        ==========    ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts payable                                        $  215,977    $   12,915
Accrued expenses and other payables                         13,368         6,703
Business tax payable                                         7,146         1,988
Income tax payable                                           4,717         1,312
                                                        ----------    ----------
Total Current Liabilities                                  241,208        22,918

Stockholders' Equity
Capital stock                                               61,174        61,174
Statutory reserves                                          37,176        18,011
Other comprehensive income                                  16,977         1,650
Retained earnings                                          763,523        60,653
                                                        ----------    ----------
Total Stockholders' Equity                                 878,850       141,488
                                                        ----------    ----------
Total Liabilities and Stockholders' Equity              $1,120,058    $  164,406
                                                        ==========    ==========

   The accompanying notes are an integral part of these financial statements.

                     SHANGHAI LANBAO TRAVEL SERVICE CO., LTD
                              STATEMENTS OF INCOME
                 FOR THE YEARS ENDING DECEMBER 31, 2006 AND 2005

                                                        2006            2005
                                                        ----            ----

Sales, net                                          $ 1,134,257     $   223,549

Cost of sales                                           294,567          32,195
                                                    -----------     -----------
Gross profit                                            839,690         191,354

General and administrative expenses                     177,238          76,469
                                                    -----------     -----------
Income from operations                                  662,452         114,885

Other (Income) Expense
Interest  income                                       (140,114)        (22,038)
Bank charges                                                 60              34
Provision for bad debts                                  38,418           8,711
                                                    -----------     -----------
Total Other (Income) Expense                           (101,636)        (13,293)
                                                    -----------     -----------
Income before income taxes                              764,088         128,178

Provision for income taxes                               42,053           8,104
                                                    -----------     -----------
Net income                                          $   722,035     $   120,074
                                                    ===========     ===========

   The accompanying notes are an integral part of these financial statements.

                     SHANGHAI LANBAO TRAVEL SERVICE CO., LTD
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                                     2006          2005
                                                                     ----          ----
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                        $ 722,035     $ 120,074
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization                                         2,549         2,471
Provision for doubtful accounts                                      29,707         8,711
(Increase) / decrease in assets:
Accounts receivables                                               (294,203)      (86,204)
Amount due from shareholders                                       (668,860)      (64,845)
 Prepayments                                                         (1,363)           --
Increase / (decrease) in current liabilities:
Accounts payable                                                    199,620        12,620
Accrued expenses and other payables                                   6,343         4,194
Business tax payable                                                  5,016         1,737
Income tax payable                                                    3,311         1,214
                                                                  ---------     ---------

Net cash provided by operating activities                             4,155           (28)

Effect of exchange rate changes on cash and cash equivalents            346           211
                                                                  ---------     ---------


Net change in cash and cash equivalents                               4,501           183
Cash and cash equivalents, beginning balance                          8,398         8,215
                                                                  ---------     ---------
Cash and cash equivalents, ending balance                         $  12,899     $   8,398
                                                                  =========     =========
SUPPLEMENTAL DISCLOSURES:
Cash paid during the year for:
Income tax payments                                               $  33,489     $   5,111
                                                                  =========     =========
Interest payments                                                 $      --     $      --
                                                                  =========     =========

   The accompanying notes are an integral part of these financial statements.

                     SHANGHAI LANBAO TRAVEL SERVICE CO., LTD
                        STATEMENT OF STOCKHOLDERS' EQUITY
                  FOR THE YEAR ENDED DECEMBER 31, 2006 AND 2005

------------------------------------------------------------------------------------------------------------------
                                 Common Stock      Statutory       Comprehensive       Retained          Total
                                                    Reserves           Loss            Earnings       Shareholders
                                                                                                         Equity
------------------------------------------------------------------------------------------------------------------
Balance 1/1/2005                  $  61,174       $       --        $       --        $  (41,410)      $   19,764
Transfer Reserves                                     18,011                                                   --
                                                                                         (18,011)
Comprehensive                                                            1,650                              1,650
Net Income                                                                               120,074          120,074
                                  -------------------------------------------------------------------------------
Balance 12/31/2005                   61,174           18,011             1,650            60,653          141,488
Transfer Reserves                                     19,165                             (19,165)              --
Comprehensive                                                           15,327                             15,327
Net Income                                                                               722,035          722,035
                                  -------------------------------------------------------------------------------
Balance 12/31/2006                $  61,174       $   37,176        $   16,977        $  763,523       $  878,850
                                  ===============================================================================

   The accompanying notes are an integral part of these financial statements.

                     SHANGHAI LANBAO TRAVEL SERVICE CO., LTD
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

Note 1 - ORGANIZATION

Shanghai Lanbao Travel Service Co., Ltd was established in 2002, under the laws of a Shanghai Corporation in China. The Company is engaged in the business of providing technological solutions to travel reservation companies and hotels.

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The Company's functional currency is the Chinese Renminbi; however the accompanying consolidated financial statements have been translated and presented in United States Dollars. The accompanying financial statements present the historical financial condition, results of operations and cash flows of the operating companies.

Translation Adjustment

As of December 31, 2006 and 2005, the accounts of Shanghai Lanbao Travel Service Co., Ltd. were maintained, and its financial statements were expressed, in Chinese Yuan Renminbi (CNY). Such financial statements were translated into U.S. Dollars (USD) in accordance with Statement of Financial Accounts Standards
(SFAS) No. 52, Foreign Currency Translation with the CNY as the functional currency. According to the Statement, all assets and liabilities were translated at the current exchange rate, stockholders equity are translated at the historical rates and income statement items are translated at the average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income in accordance with SFAS No. 130, Reporting Comprehensive Income as a component of shareholders equity. Transaction gains and losses are reflected in the income statement.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties

The Company is subject to substantial risks from, among other things, intense competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements, limited operating history, foreign currency exchange rates and the volatility of public markets.

Contingencies

Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company's management and legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the

                     SHANGHAI LANBAO TRAVEL SERVICE CO., LTD
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Company's legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company's financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material would be disclosed.

Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed.

Cash and Cash Equivalents

Cash and cash equivalents include cash in hand and cash in time deposits, certificates of deposit and all highly liquid debt instruments with original maturities of three months or less.

Accounts Receivable

The Company maintains reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Terms of the sales vary. Reserves are recorded primarily on a specific identification basis. Allowance for doubtful debts amounted to $38,418 and $8,711 as at December 31, 2006 and 2005 respectively.

Property, Plant & Equipment

Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method for substantially all assets with estimated lives of:

         Computers & office Equipment           5 years

As of December 31, 2006 and 2005 Property, Plant & Equipment consist of the following:

                                                 2006         2005
                                                 ----         ----
     Computers and Office equipment            $ 13,727     $ 13,727
                                               --------     --------
     Accumulated depreciation                    (5,500)      (2,952)
                                               --------     --------
                                               $  8,227     $ 10,775
                                               ========     ========

                     SHANGHAI LANBAO TRAVEL SERVICE CO., LTD
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Long-Lived Assets

Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (SFAS 144), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of, and the accounting and reporting provisions of APB Opinion No. 30, Reporting the Results of Operations for a Disposal of a Segment of a Business. The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal. Based on its review, the Company believes that, as of December 31, 2006 there were no significant impairments of its long-lived assets.

Fair Value of Financial Instruments

Statement of financial accounting standard No. 107, Disclosures about fair value of financial instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Revenue Recognition

The Company's revenue recognition policies are in compliance with Staff accounting bulletin (SAB) 104. Sales revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectibility is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as unearned revenue.

Stock-Based Compensation

In October 1995, the FASB issued SFAS No. 123, Accounting for Stock-Based Compensation. SFAS No. 123 prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights. SFAS No. 123 requires compensation expense to be recorded (i) using the new fair value method or (ii) using the existing accounting rules prescribed by Accounting Principles Board Opinion No. 25, Accounting for stock issued to employees (APB 25) and related interpretations with proforma disclosure of what net income and earnings per share would have been had the Company adopted the new fair value method. The Company uses the intrinsic value method prescribed by APB 25 and has opted for the disclosure provisions of SFAS No.123.

Advertising

Advertising expenses consist primarily of costs of promotion for corporate image and product marketing and costs of direct advertising. The Company expenses all advertising costs as incurred.

                     SHANGHAI LANBAO TRAVEL SERVICE CO., LTD
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

The Company utilizes SFAS No. 109, Accounting for Income Taxes, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

Statement of Cash Flows

In accordance with SFAS No. 95, Statement of Cash Flows, cash flows from the Company's operations is based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk are cash, accounts receivable and other receivables arising from its normal business activities. The Company places its cash in what it believes to be credit-worthy financial institutions. The Company has a diversified customer base, most of which are in China. The Company controls credit risk related to accounts receivable through credit approvals, credit limits and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.

Segment Reporting

Statement of Financial Accounting Standards No. 131 (SFAS 131), Disclosure about Segments of an Enterprise and Related Information requires use of the management approach model for segment reporting. The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company.

Recent accounting pronouncements

In December 2004, the FASB issued FASB Statement No. 123R, "Share-Based Payment, an Amendment of FASB Statement No. 123" ("FAS No. 123R"). FAS No. 123R requires companies to recognize in the statement of operations the grant- date fair value of stock options and other equity-based compensation issued to employees. FAS No. 123R is effective beginning in the Company's first quarter of fiscal 2006.

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections." This statement applies to all voluntary changes in accounting principle and requires retrospective application to

                     SHANGHAI LANBAO TRAVEL SERVICE CO., LTD
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

prior periods' financial statements of changes in accounting principle, unless this would be impracticable. This statement also makes a distinction between "retrospective application" of an accounting principle and the "restatement" of financial statements to reflect the correction of an error. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.

In June 2005, the EITF reached consensus on Issue No. 05-6, Determining the Amortization Period for Leasehold Improvements ("EITF 05-6.") EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. The guidance in EITF 05-6 will be applied prospectively and is effective for periods beginning after June 29, 2005. EITF 05-6 is not expected to have a material effect on its consolidated financial position or results of operations.

In June 2005, the FASB Staff issued FASB Staff Position 150-5 (FSP 150-5), Issuers Accounting under FASB Statement No. 150 for Freestanding Warrants and Other Similar Instruments on Shares that are Redeemable. FSP 150-5 addresses whether freestanding warrants and other similar instruments on shares that are redeemable, either puttable or mandatorily redeemable, would be subject to the requirements of

FASB Statement No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity, regardless of the timing or the redemption feature or the redemption price. The FSP is effective after June 30, 2005.

In February 2006, FASB issued SFAS No. 155, Accounting for Certain Hybrid Financial Instruments SFAS No. 155 amends SFAS No 133, Accounting for Derivative Instruments and Hedging Activities, and SFAF No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. SFAS No. 155, permits fair value re-measurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interest in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS No. 140 to eliminate the prohibition on the qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for all financial instruments acquired or issued after the beginning of the Company's first fiscal year that begins after September 15, 2006.

In March 2006, the FASB issued FASB Statement No. 156, Accounting for Servicing of Financial Assets - an amendment to FASB Statement No. 140. Statement 156 requires that an entity recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a service contract under certain situations. The new standard is effective for fiscal years beginning after September 15, 2006. The Company does not expect its adoption of this new standard to have a material impact on its financial position, results of operations or cash flows.

In September 2006, FASB issued SFAS 157 'Fair Value Measurements'. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This Statements applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute.

                     SHANGHAI LANBAO TRAVEL SERVICE CO., LTD
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accordingly, this Statement does not require any new fair value measurements. However, for some entities, the application of this Statement will change current practice. This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The management is currently evaluating the effect of this pronouncement on financial statements.

In September 2006, FASB issued SFAS 158 'Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106, and 132(R)' This Statement improves financial reporting by requiring an employer to recognize the over funded or under funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded statues in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This Statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. An employer without publicly traded equity securities is required to recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. However, an employer without publicly traded equity securities is required to disclose the following information in the notes to financial statements for a fiscal year ending after December 15, 2006, but before June 16, 2007, unless it has applied the recognition provisions of this Statement in preparing those financial statements.

A brief description of the provisions of this Statement
The date that adoption is required
The date the employer plans to adopt the recognition provisions of this Statement, if earlier.

The requirement to measure plan assets and benefit obligations as of the date of the employer's fiscal year-end statement of financial position is effective for fiscal years ending after December 15, 2008. The management is currently evaluating the effect of this pronouncement on financial statements.

The Company believes that the adoption of these standards will have no material impact on its financial statements.

In February, 2007, FASB issued SFAS 159 "The Fair Value Option for Financial Assets and Financial Liabilities" - Including an Amendment of FASB Statement No.
115. This statement permits entities to choose to measure many financial instruments and certain other items at fair value. This statement is expected to expand the use of fair value measurement, which is consistent with the Board's long-term measurement objectives for accounting for financial instruments. This statement is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007. The management is currently evaluating the effect of this pronouncement on financial statements.

Note 3 - COMPENSATED ABSENCES

Regulation 45 of local labor law entitles employees to annual vacation leave after 1 year of service. In general all leave must be utilized annually, with proper notification. Any unutilized leave is cancelled.

                     SHANGHAI LANBAO TRAVEL SERVICE CO., LTD
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

Note 4 - INCOME TAXES

The Company is governed by the Income Tax Laws of the PRC. Pursuant to the PRC Income Tax Laws, the Enterprise Income Tax (EIT) is at a statutory rate of 33%, which is comprises of 30% national income tax and 3% local income tax.

     The following is a reconciliation of
     Income tax expense:

                                      2006            2005
                                      ----            ----

            ------------------------------------------------
            Current               $    42,053     $    8,104
            ------------------------------------------------
            Deferred                       --             --
            ------------------------------------------------
            Total                 $    42,053     $    8,104
            ------------------------------------------------

Note 5 - COMMITMENTS

The Company leases facilities under operating leases that have an expiration of January 9, 2007. Rental expenses were $ 16,356 and $ 11,452 for the years ended December 31, 2006 and 2005, respectively.

Note 6 - STATUTORY RESERVES

In accordance with the laws and regulations of the PRC, a wholly-owned Foreign Invested Enterprises income, after the payment of the PRC income taxes, shall be allocated to the statutory surplus reserves and statutory public affair fund. Prior to January 1, 2006 the proportion of allocation for reserve was 10 percent of the profit after tax to the surplus reserve fund and additional 5-10 percent to the public affair fund. The public affair fund reserve was limited to 50 percent of the registered capital. Effect January 1, 2006 there is now only one fund requirement. The reserve is 10 percent of income after tax, not to exceed 50 percent of registered capital.

Statutory Reserve funds are restricted for set off against losses, expansion of production and operation or increase in register capital of the respective company. Statutory public welfare fund is restricted to the capital expenditures for the collective welfare of employees. These reserves are not transferable to the Company in the form of cash dividends, loans or advances. These reserves are therefore not available for distribution except in liquidation. As of December 31, 2006 and 2005 the Company had allocated $ 37,176 and $ 18,011 to these non-distributable reserve funds, respectively.

Note 7 - OTHER COMPREHENSIVE INCOME

Balances of related after-tax components comprising accumulated other comprehensive income (loss), included in stockholders equity at December 31, 2006 and December 31, 2005 are as follows:

                                      Foreign Currency       Accumulated Other
                                   Translation Adjustment   Comprehensive Income

   Balance at January 1, 2005             $    --                   $    --
   Change for 2005                         18,011                    18,011
                                          -------                   -------
   Balance at December 31, 2005           $18,011                   $18,011
   Change for 2006                         19,165                    19,165
                                          -------                   -------
   Balance at December 31, 2006           $37,176                   $37,176
                                          =======                   =======

                     SHANGHAI LANBAO TRAVEL SERVICE CO., LTD
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

Note 8 - CURRENT VULNERABILITY DUE TO CERTAIN RISK FACTORS

The Company's operations are carried out in the PRC. Accordingly, the Company's business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, by the general state of the PRC's economy. The Company's business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

Note 9 - MAJOR CUSTOMERS AND CREDIT RISK

The Company had no customers who accounted for more than 10% of revenues during the years ended 2006 and 2005. No customer accounted for more than 10% of the company's accounts receivable at December 31, 2006 or 2005, respectively. The company had no vendors during 2006 and 2005 who accounted for more than 10% of the total purchases. No vendor at December 31, 2006 and 2005 comprised more than 10% of the company's accounts payable respectively.

Note 10 - SUBSEQUENT EVENTS

On August 8, 2007, Shanghai Lanbao Travel Service Co., Ltd., a Shanghai Corporation in China ("SBL"), and the shareholders of SBL, entered into and consummated, a Share Exchange Agreement with Universal Travel Group ("UTVG") and Shenzhen Yu Zhi Lu Aviation Service Company Limited, an indirect wholly owned subsidiary of UTVG ("YZL"), pursuant to which YZL acquired 100% of SBL. Pursuant to the Share Exchange Agreement, in exchange of surrendering their shares in SBL, the shareholders (SBL) will receive a combination of the aggregate of 600,000 shares of UTVG common stock at $1.82 per share (average share price), and a promissory note in the aggregate principal amount of $2,828,000, bearing no interest, with a maturity date of August 8, 2008, divided proportionally among the shareholders (SBL) in accordance with their respective ownership interests in SBL immediately before the closing of the Share Exchange Agreement.

                     SHANGHAI LANBAO TRAVEL SERVICE CO., LTD
                              FINANCIAL STATEMENTS
                                  JUNE 30, 2007


MORGENSTERN, SVOBODA & BAER, CPA'S, P.C.

CERTIFIED PUBLIC ACCOUNTANTS
40 EXCHANGE PLACE, SUITE 1820
NEW YORK, N.Y.10005
TEL: (212) 925-9490
FAX: (212) 226-9134
E-MAIL: MSBCPAS@GMAIL.COM

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders of
Shanghai Lanbao Travel Service Co., Ltd

We have reviewed the accompanying balance sheet of Shanghai Lanbao Travel Service Co., Ltd., as of June 30, 2007 and the statement of operations for the six months ended June 30, 2007 and statements of cash flows and shareholders equity for the six months then ended. These financial statements are the responsibility of the Company's management.

We conducted our review in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying interim financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States of America.


/s/ Morgenstern, Svoboda & Baer CPAs, PC
Certified Public Accountants

New York, NY
August 24, 2007

                    SHANGHAI LANBAO TRAVEL SERVICE CO., LTD.
                                  BALANCE SHEET
                                  June 30, 2007

 ASSETS                                                                  2007
                                                                         ----
Current Assets
Cash and cash equivalents                                             $   28,510
Accounts Receivable                                                    1,265,352
Due from Shareholders                                                    178,665
                                                                      ----------
Total Current Assets                                                   1,472,527

Property & equipment, net                                                  9,376
                                                                      ----------

Total Assets                                                          $1,481,903
                                                                      ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts payable                                                      $  519,890
Accrued expenses and other payables                                       19,632
Business tax payable                                                      16,438
Income tax payable                                                        10,849
                                                                      ----------
Total Current Liabilities                                                566,809

Stockholders' Equity

Capital stock                                                             61,174
Statutory reserves                                                        37,176
Other comprehensive income                                                39,717
Retained earnings                                                        777,027
                                                                      ----------
Total Stockholders' Equity                                               915,094
                                                                      ----------
Total Liabilities and Stockholders' Equity                            $1,481,903
                                                                      ==========

                 The accompanying notes are an integral part of
                    these consolidated financial statements.

                    SHANGHAI LANBAO TRAVEL SERVICE CO., LTD.
                               STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 2007

                                                                        2007
                                                                        ----

Sales, net                                                          $ 1,286,440
Cost of services                                                        354,692
                                                                    -----------
Gross profit                                                            931,748

Selling, General and administrative expenses                            136,897
                                                                    -----------
Income from operations                                                  794,851

Other (Income) Expense
Interest income                                                         (18,945)
Other (Income) expense, net                                                  12
                                                                    -----------
Total Other Income (Expense)                                            (18,933)
                                                                    -----------
Income before income taxes                                              813,784

Provision for income taxes                                               43,077
                                                                    -----------
Net income                                                          $   770,707

 Dividend paid                                                      $   757,203
                                                                    -----------

Net income available                                                $    13,504
                                                                    ===========

                 The accompanying notes are an integral part of
                    these consolidated financial statements.

                    SHANGHAI LANBAO TRAVEL SERVICE CO., LTD.
                             STATEMENT OF CASH FLOWS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2007

                                                                         2007
                                                                         ----
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                            $ 770,707
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization                                             1,311
(Increase) / decrease in assets:
Accounts receivables                                                   (870,021)
Amount due from shareholders                                            564,116
Prepaid                                                                   1,363
Increase / (decrease) in current liabilities:
Accounts payable                                                        286,652
Accrued expenses and other payables                                       5,689
Business tax payable                                                      8,751
Income tax payable                                                        5,776
                                                                      ---------

Net cash provided by operating activities                               774,344

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of fixed assets                                                 (2,461)
                                                                      ---------
                                                                        771,883
                                                                      ---------

FINANCING ACTIVITIES
Dividends paid                                                         (757,203)
                                                                      ---------
NET CASH FROM  (USED FOR) FINANCING ACTIVITY                           (757,203)
                                                                      ---------
Effect of exchange rate changes on cash and cash equivalents                931
                                                                      ---------


Net change in cash and cash equivalents                                  15,611
Cash and cash equivalents, beginning balance                             12,899
                                                                      ---------
Cash and cash equivalents, ending balance                             $  28,510
                                                                      =========
SUPPLEMENTAL DISCLOSURES:
Cash paid during the year for:
Income tax payments                                                   $  36,945
                                                                      =========
Interest payments                                                     $      --
                                                                      =========

   The accompanying notes are an integral part of these financial statements.

                    SHANGHAI LANBAO TRAVEL SERVICE CO., LTD.
                        STATEMENT OF STOCKHOLDERS' EQUITY
                     FOR THE SIX MONTHS ENDED JUNE 30, 2007

------------------------------------------------------------------------------------------------------------------
                                 Common Stock      Statutory       Comprehensive       Retained          Total
                                                    Reserves          Income           Earnings       Shareholders
                                                                                                         Equity
------------------------------------------------------------------------------------------------------------------
Balance 12/31/2006                $ 61,174        $ 37,176          $ 16,977          $  763,523       $  878,850

Dividends paid                                                                          (757,203)        (757,203)

Comprehensive                                                         22,740                               22,740

Net Income for six
months ended 6/30/07                                                                     770,707          770,707
                                  --------------------------------------------------------------------------------
Balance 6/30/2007                 $ 61,174        $  37,176        $  39,717          $  777,027       $  915,094
                                  ================================================================================

   The accompanying notes are an integral part of these financial statements.

                     SHANGHAI LANBAO TRAVEL SERVICE CO., LTD
                          NOTES TO FINANCIAL STATEMENTS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2007

Note 1 - ORGANIZATION

Shanghai Lanbao Travel Service Co., Ltd was established in 2002, under the laws of a Shanghai Corporation in China. The Company is engaged in the business of providing technological solutions to travel reservation companies and hotels.

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The Company's functional currency is the Chinese Renminbi; however the accompanying consolidated financial statements have been translated and presented in United States Dollars. The accompanying financial statements present the historical financial condition, results of operations and cash flows of the operating companies.

Translation Adjustment

As of June 30, 2007, the accounts of Xi'an Golden Net Travel Serve Service Co., Ltd. were maintained, and its financial statements were expressed, in Chinese Yuan Renminbi (CNY). Such financial statements were translated into U.S. Dollars
(USD) in accordance with Statement of Financial Accounts Standards (SFAS) No. 52, Foreign Currency Translation with the CNY as the functional currency. According to the Statement, all assets and liabilities were translated at the current exchange rate, stockholders equity are translated at the historical rates and income statement items are translated at the average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income in accordance with SFAS No. 130, Reporting Comprehensive Income as a component of shareholders equity. Transaction gains and losses are reflected in the income statement.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties

The Company is subject to substantial risks from, among other things, intense competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements, limited operating history, foreign currency exchange rates and the volatility of public markets.

Contingencies

Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company's management and legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company's legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

                     SHANGHAI LANBAO TRAVEL SERVICE CO., LTD
                          NOTES TO FINANCIAL STATEMENTS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2007

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company's financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material would be disclosed.

Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed.

Cash and Cash Equivalents

Cash and cash equivalents include cash in hand and cash in time deposits, certificates of deposit and all highly liquid debt instruments with original maturities of three months or less.

Accounts Receivable

The Company maintains reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Terms of the sales vary. Reserves are recorded primarily on a specific identification basis. Allowance for doubtful debts amounted to $38,418 as at June 30, 2007.

Property, Plant & Equipment

Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method for substantially all assets with estimated lives of:

            Computers & office Equipment              5 years

As of June 30, 2007 Property, Plant & Equipment consist of the following:

                                                               2007
                                                               ----
        Computers and Office equipment                      $  16,188
                                                            ---------
                                                               16,188
        Accumulated depreciation                               (6,812)
                                                            ---------
                                                            $   9,376
                                                            =========

                     SHANGHAI LANBAO TRAVEL SERVICE CO., LTD
                          NOTES TO FINANCIAL STATEMENTS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2007

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Long-Lived Assets

Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (SFAS 144), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of, and the accounting and reporting provisions of APB Opinion No. 30, Reporting the Results of Operations for a Disposal of a Segment of a Business. The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal. Based on its review, the Company believes that, as of June 30, 2007 there were no significant impairments of its long-lived assets.

Fair Value of Financial Instruments

Statement of financial accounting standard No. 107, Disclosures about fair value of financial instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Revenue Recognition

The Company's revenue recognition policies are in compliance with Staff accounting bulletin (SAB) 104. Sales revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectibility is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as unearned revenue.

Stock-Based Compensation

In October 1995, the FASB issued SFAS No. 123, Accounting for Stock-Based Compensation. SFAS No. 123 prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights. SFAS No. 123 requires compensation expense to be recorded (i) using the new fair value method or (ii) using the existing accounting rules prescribed by Accounting Principles Board Opinion No. 25, Accounting for stock issued to employees (APB 25) and related interpretations with pro-forma disclosure of what net income and earnings per share would have been had the Company adopted the new fair value method. The Company uses the intrinsic value method prescribed by APB 25 and has opted for the disclosure provisions of SFAS No.123.

Advertising

Advertising expenses consist primarily of costs of promotion for corporate image and product marketing and costs of direct advertising. The Company expenses all advertising costs as incurred.

                     SHANGHAI LANBAO TRAVEL SERVICE CO., LTD
                          NOTES TO FINANCIAL STATEMENTS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2007

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

The Company utilizes SFAS No. 109, Accounting for Income Taxes, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

Statement of Cash Flows

In accordance with SFAS No. 95, Statement of Cash Flows, cash flows from the Company's operations is based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk are cash, accounts receivable and other receivables arising from its normal business activities. The Company places its cash in what it believes to be credit-worthy financial institutions. The Company has a diversified customer base, most of which are in China. The Company controls credit risk related to accounts receivable through credit approvals, credit limits and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.

Segment Reporting

Statement of Financial Accounting Standards No. 131 (SFAS 131), Disclosure about Segments of an Enterprise and Related Information requires use of the management approach model for segment reporting. The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company.

Recent accounting pronouncements

In December 2004, the FASB issued FASB Statement No. 123R, "Share-Based Payment, an Amendment of FASB Statement No. 123" ("FAS No. 123R"). FAS No. 123R requires companies to recognize in the statement of operations the grant- date fair value of stock options and other equity-based compensation issued to employees. FAS No. 123R is effective beginning in the Company's first quarter of fiscal 2006.

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections." This statement applies to all voluntary changes in accounting principle and requires retrospective application to prior periods' financial statements of changes in accounting principle, unless this would be impracticable. This statement also makes a distinction between "retrospective application" of an accounting principle and the "restatement" of financial statements to reflect the correction of an error. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.

                     SHANGHAI LANBAO TRAVEL SERVICE CO., LTD
                          NOTES TO FINANCIAL STATEMENTS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2007

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In June 2005, the EITF reached consensus on Issue No. 05-6, Determining the Amortization Period for Leasehold Improvements ("EITF 05-6.") EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. The guidance in EITF 05-6 will be applied prospectively and is effective for periods beginning after June 29, 2005. EITF 05-6 is not expected to have a material effect on its consolidated financial position or results of operations.

In June 2005, the FASB Staff issued FASB Staff Position 150-5 (FSP 150-5), Issuers Accounting under FASB Statement No. 150 for Freestanding Warrants and Other Similar Instruments on Shares that are Redeemable. FSP 150-5 addresses whether freestanding warrants and other similar instruments on shares that are redeemable, either puttable or mandatorily redeemable, would be subject to the requirements of FASB Statement No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity, regardless of the timing or the redemption feature or the redemption price. The FSP is effective after June 30, 2005.

In February 2006, FASB issued SFAS No. 155, Accounting for Certain Hybrid Financial Instruments SFAS No. 155 amends SFAS No 133, Accounting for Derivative Instruments and Hedging Activities, and SFAF No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilitiesi. SFAS No. 155, permits fair value re-measurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interest in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS No. 140 to eliminate the prohibition on the qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for all financial instruments acquired or issued after the beginning of the Company's first fiscal year that begins after September 15, 2006.

In March 2006, the FASB issued FASB Statement No. 156, Accounting for Servicing of Financial Assets - an amendment to FASB Statement No. 140. Statement 156 requires that an entity recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a service contract under certain situations. The new standard is effective for fiscal years beginning after September 15, 2006. The Company does not expect its adoption of this new standard to have a material impact on its financial position, results of operations or cash flows.

In September 2006, FASB issued SFAS 157 'Fair Value Measurements'. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This Statements applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. However, for some entities, the application of this Statement will change current practice. This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The management is currently evaluating the effect of this pronouncement on financial statements.

                     SHANGHAI LANBAO TRAVEL SERVICE CO., LTD
                          NOTES TO FINANCIAL STATEMENTS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2007

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In September 2006, FASB issued SFAS 158 'Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106, and 132(R)' This Statement improves financial reporting by requiring an employer to recognize the over funded or under funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded statues in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This Statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. An employer without publicly traded equity securities is required to recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. However, an employer without publicly traded equity securities is required to disclose the following information in the notes to financial statements for a fiscal year ending after December 15, 2006, but before June 16, 2007, unless it has applied the recognition provisions of this Statement in preparing those financial statements.

A brief description of the provisions of this Statement The date that adoption is required The date the employer plans to adopt the recognition provisions of this Statement, if earlier.

The requirement to measure plan assets and benefit obligations as of the date of the employer's fiscal year-end statement of financial position is effective for fiscal years ending after December 15, 2008. The management is currently evaluating the effect of this pronouncement on financial statements.

The Company believes that the adoption of these standards will have no material impact on its financial statements.

In February, 2007, FASB issued SFAS 159 "The Fair Value Option for Financial Assets and Financial Liabilities" - Including an Amendment of FASB Statement No. 115.. This statement is expected to expand the use of fair value measurement, which is consistent with the Board's long-term measurement objectives for accounting for financial instruments. This statement is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007. The management is currently evaluating the effect of this pronouncement on financial statements.

Note 3 - COMPENSATED ABSENCES

Regulation 45 of local labor law entitles employees to annual vacation leave after 1 year of service. In general all leave must be utilized annually, with proper notification. Any unutilized leave is cancelled.

Note 4 - INCOME TAXES

The Company is governed by the Income Tax Laws of the PRC. Pursuant to the PRC Income Tax Laws, the Enterprise Income Tax (EIT) is at a statutory rate of 33%, which is comprises of 30% national income tax and 3% local income tax.

                     SHANGHAI LANBAO TRAVEL SERVICE CO., LTD
                          NOTES TO FINANCIAL STATEMENTS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2007

Note 4 - INCOME TAXES (CONTINUED)

The following is a reconciliation of Income tax expense:

                                                       2007
                                                       ----
            Current                                 $  43,077
            Deferred                                       --
                                                    ---------
            Total                                   $  43,077
                                                    =========

Note 5 - COMMITMENTS

The Company leases facilities under operating leases that expired as of January 9, 2007. Rental expenses were $ 8,178 for the six months ended June 30, 2007, and the company currently is paying on a month to month basis.

Note 6 - STATUTORY RESERVES

In accordance with the laws and regulations of the PRC, a wholly-owned Foreign Invested Enterprises income, after the payment of the PRC income taxes, shall be allocated to the statutory surplus reserves and statutory public affair fund. Prior to January 1, 2006 the proportion of allocation for reserve was 10 percent of the profit after tax to the surplus reserve fund and additional 5-10 percent to the public affair fund. The public affair fund reserve was limited to 50 percent of the registered capital. Effect January 1, 2006 there is now only one fund requirement. The reserve is 10 percent of income after tax, not to exceed 50 percent of registered capital.

Statutory Reserve funds are restricted for set off against losses, expansion of production and operation or increase in register capital of the respective company. Statutory public welfare fund is restricted to the capital expenditures for the collective welfare of employees. These reserves are not transferable to the Company in the form of cash dividends, loans or advances. These reserves are therefore not available for distribution except in liquidation. As of June 30, 2007 the Company had allocated $ 37,176 to these non-distributable reserve funds,

Note 7 - OTHER COMPREHENSIVE INCOME

Balances of related after-tax components comprising accumulated other comprehensive income (loss), included in stockholders equity at June 30, 2007 are as follows:

                                     Foreign Currency        Accumulated Other
                                  Translation Adjustment    Comprehensive Income

   Balance at December 31, 2006          $16,977                   $16,977
   Change for 2007                        22,740                    22,740
                                         -------                   -------
   Balance at June 30, 2007              $39,717                   $39,717
                                         =======                   =======

                     SHANGHAI LANBAO TRAVEL SERVICE CO., LTD
                          NOTES TO FINANCIAL STATEMENTS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2007

Note 8 - CURRENT VULNERABILITY DUE TO CERTAIN RISK FACTORS

The Company's operations are carried out in the PRC. Accordingly, the Company's business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, by the general state of the PRC's economy. The Company's business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

Note 9 - MAJOR CUSTOMERS AND CREDIT RISK

The Company had no customers who accounted for more than 10% of revenues during the six months ended June 30, 207. No customer accounted for more than 10% of the company's accounts receivable at June 30, 2007. The company had no vendors as of June 30, 2007 who accounted for more than 10% of the total purchases. No vendor at June 30, 2007 comprised more than 10% of the company's accounts payable.

Note 10 - SUBSEQUENT EVENTS

On August 8, 2007, Shanghai Lanbao Travel Service Co., Ltd., a Shanghai Corporation in China ("SBL"), and the shareholders of SBL, entered into and consummated, a Share Exchange Agreement with Universal Travel Group ("UTVG") and Shenzhen Yu Zhi Lu Aviation Service Company Limited, an indirect wholly owned subsidiary of UTVG ("YZL"), pursuant to which YZL acquired 100% of SBL. Pursuant to the Share Exchange Agreement, in exchange of surrendering their shares in SBL, the shareholders (SBL) will receive a combination of the aggregate of 600,000 shares of UTVG common stock at $1.82 per share (average share price), and a promissory note in the aggregate principal amount of $2,828,000, bearing no interest, with a maturity date of August 8, 2008, divided proportionally among the shareholders (SBL) in accordance with their respective ownership interests in SBL immediately before the closing of the Share Exchange Agreement.


                                                 UNIVERSAL TRAVEL GROUP, INC.               SHANGHAI LANBOA TRAVEL
                                                 CONSOLIDATED BALANCE SHEETS                    BALANCE SHEETS
                                             June 30, 2007 and December 31, 2006      June 30, 2007 and December 31, 2006

 ASSETS                                              2007            2006                     2007            2006
                                                     ----            ----                     ----            ----
Current Assets
Cash and cash equivalents                       $    820,011    $  1,043,555              $    28,510     $    12,899
Accounts Receivable                                1,508,378          18,788                1,265,352         350,726
Acquisition Deposit                                  887,569       2,881,823
Loans Receivable                                   1,157,805         661,158
Due from Shareholders                                201,321               0                  178,665         746,823
Trade Deposit                                        767,012         959,605
Advances                                           4,061,481       1,831,558
Refundable Deposits                                   28,371          34,004
Prepaid expenses and other receivables                21,168          31,842                                    1,383
                                                ---------------------------------------------------------------------
Total Current Assets                               9,453,116       7,462,333                1,472,527       1,111,831

Property & equipment, net                             83,874          51,555                    9,376           8,227
Intangible assets                                     34,471          49,938
Goodwill                                           3,621,513               0
                                                ---------------------------------------------------------------------
Total Assets                                    $ 13,192,974    $  7,563,826              $ 1,481,903       1,120,058
                                                =====================================================================

      LIABILITIES AND
    STOCKHOLDERS' EQUITY

Current Liabilities
Notes payable - Bank                            $  1,178,403    $          0              $
Accounts payable and accrued expenses              2,808,272       3,391,229                  555,960         236,491
Income tax payable                                   297,038         263,850                   10,849           4,717
                                                ---------------------------------------------------------------------
Total Current Liabilities                          4,283,713       3,655,079                  566,809         241,208

Stockholders' Equity

Common stock, $.001 par value,
70,000,000
shares authorized, 34,934,285 issued and
outstanding                                           34,934          30,450                   61,174          61,174
Additional paid in capital                         2,910,929         332,013
Other comprehensive income                           215,403         103,811                   39,717          16,977
Statutory Reserve                                                                              37,176          37,176
Retained earnings                                  5,747,995       3,442,473                  777,027         763,523
                                                ---------------------------------------------------------------------
Total Stockholders' Equity                         8,909,261       3,908,747                  915,094         878,850
Total Liabilities and Stockholders' Equity      $ 13,192,974    $  7,563,826              $ 1,481,903       1,120,058
                                                =====================================================================


                                                        Combined                      Proforma                      Proforma
                                                     BALANCE SHEETS                  Adjustments                 Balance Sheets
                                                   June 30, 2007 and
                                                   December 31, 2006

 ASSETS                                           2007           2006              2007        2006           2007           2006
                                                  ----           ----              ----        ----           ----           ----
Current Assets
Cash and cash equivalents                     $   848,521     1,056,454       $             $             $   848,521    $ 1,056,454
Accounts Receivable                             2,773,730       369,514                                     2,773,730        369,514
Acquisition Deposit                               887,569     2,881,823                                       887,569      2,881,823
Loans Receivable                                1,157,805       661,158                                     1,157,805        661,158
Due from Shareholders                             379,986       746,823                                       379,986        746,823
Trade Deposit                                     767,012       959,605                                       767,012        959,605
Advances                                        4,061,481     1,831,558                                     4,061,481      1,831,558
Refundable Deposits                                28,371        34,004                                        28,371         34,004
Prepaid expenses and other receivables             21,168        33,225                                        21,168         33,225
                                              --------------------------------------------------------------------------------------
Total Current Assets                           10,925,643     8,574,164                0             0     10,925,643      8,574,164

Property & equipment, net                          93,250        59,782                                        93,250         59,782
Intangible assets                                  34,471        49,938                                        34,471         49,938
Goodwill                                        3,621,513             0        3,081,799     3,095,303      6,703,312      3,095,303
                                              --------------------------------------------------------------------------------------
Total Assets                                  $14,674,877     8,683,884       $3,081,799    $3,095,303    $17,756,676    $11,779,187
                                              ======================================================================================

      LIABILITIES AND
    STOCKHOLDERS' EQUITY

Current Liabilities
Notes payable - Bank                          $ 1,178,403             0       $2,828,000    $2,828,000    $ 4,006,403    $ 2,828,000
Accounts payable and accrued expenses           3,364,232     3,627,720                                     3,364,232      3,627,720
Income tax payable                                307,887       268,567                                       307,887        268,567
                                              --------------------------------------------------------------------------------------
Total Current Liabilities                       4,850,522     3,896,287        2,828,000     2,828,000      7,678,522      6,724,287

Stockholders' Equity

Common stock, $.001 par value,
70,000,000
shares authorized, 34,934,285 issued and
outstanding                                        96,108        91,624          -55,174       -55,174         40,934         36,450
Additional paid in capital                      2,910,929       332,013        1,086,000     1,086,000      3,996,929      1,418,013
Other comprehensive income                        255,120       120,788                                       255,120        120,788
Statutory Reserve                                  37,176        37,176                                        37,176         37,176
Retained earnings                               6,525,022     4,205,996         -777,027      -763,523      5,747,995      3,442,473
                                              --------------------------------------------------------------------------------------
Total Stockholders' Equity                      9,824,355     4,787,597          253,799       267,303     10,078,154      5,054,900
Total Liabilities and Stockholders' Equity    $14,674,877     8,683,884       $3,081,799    $3,095,303    $17,756,676    $11,779,187
                                              ======================================================================================


                                                        UNIVERSAL TRAVEL GROUP, INC.                 SHANGHAI LANBOA TRAVEL
                                                        CONSOLIDATED STATEMENTS OF                    STATEMENTS OF INCOME
                                                                  INCOME
                                                  FOR THE YEAR ENDEDDECEMBER 31, 2006 AND       FOR THE YEAR ENDEDDECEMBER 31, 2006
                                                     THE SIX MONTHS ENDED JUNE 30, 2007       AND THE SIX MONTHS ENDED JUNE 30, 2007

                                                           2007              2006                    2007            2006

Gross revenues,                                       $ 13,985,503      $ 10,013,788             $ 1,286,440     $ 1,134,257
Cost of services                                         9,111,071         4,594,376                 354,692         294,567
                                                      ------------------------------------------------------------------------------
Revenues, net                                            4,874,432         5,419,412                 931,748         839,690
Selling, General and administrative expenses             1,409,943         1,353,434                 136,897         177,238
Stock Based Compensation                                   633,360           950,040
                                                      ------------------------------------------------------------------------------
                                                         2,043,303         2,303,474                 136,897         177,238

Income from operations                                   2,831,129         3,115,938                 794,851         662,452

Other (Income) Expense
Interest income                                             14,828             11994                      16              32
Other Income                                                                  36,383                  18,917         101,604
Interest expense                                           -21,282            -2,754
                                                      ------------------------------------------------------------------------------
Total Other Income (Expense)                                (6,454            45,623                  18,933         101,636
Income before income taxes                               2,824,675         3,161,561                 813,784         764,088

Provision for income taxes                                 519,153           603,083                  43,077          42,053
                                                      ------------------------------------------------------------------------------
Net income                                            $  2,305,522      $  2,558,478             $   770,707     $   722,035
                                                      ==============================================================================

                                               COMBINED                                                      PROFORMA
                                         STATEMENTS OF INCOME                 Proforma                 STATEMENTS OF INCOME

                                 FOR THE YEAR ENDEDDECEMBER 31, 2006 AND     Adjustments     FOR THE YEAR ENDEDDECEMBER 31, 2006 AND
                                   THE SIX MONTHS ENDED JUNE 30, 2007                           THE SIX MONTHS ENDED JUNE 30, 2007

                                      2007                   2006           2007     2006               2007            2006
                                      ----                   ----           ----     ----               ----            ----
Gross revenues,                   $ 15,271,943          $ 11,148,045                               $ 15,271,943    $ 11,148,045
Cost of services                     9,465,763             4,888,943                                  9,465,763       4,888,943
                                  ---------------------------------------------------------------------------------------------
Revenues, net                        5,806,180             6,259,102                                  5,806,180       6,259,102
Selling, General and
  administrative expenses            1,546,840             1,530,672                                  1,546,840       1,530,672
Stock Based Compensation               633,360               950,040                                    633,360         950,040
                                  ---------------------------------------------------------------------------------------------
                                     2,180,200             2,480,712                                  2,180,200       2,480,712

Income from operations               3,625,980             3,778,390                                  3,625,980       3,778,390

Other (Income) Expense
Interest income                         14,844                12,026                                     14,844          12,026
Other Income                            18,917               137,987                                                    137,987
Interest expense                       -21,282                -2,754                                    -21,282          -2,754
                                  ---------------------------------------------------------------------------------------------
Total Other Income (Expense)            12,479               147,259                                     12,479         147,259
Income before income taxes           3,638,459             3,925,649                                  3,638,459       3,925,649

Provision for income taxes             562,230               645,136                                    562,230         645,136
                                  ---------------------------------------------------------------------------------------------
Net income                        $  3,076,229          $  3,280,513                               $  3,076,229     $ 3,280,513
                                  =============================================================================================

Universal Travel Group, Inc.
Shanghai Lanboa Travel
Proforma Adjustments
June 30, 2007 & December 31, 2006

June 30, 2007                              Dr              Cr            Dr             Cr          Total
-------------                              --              --            --             --          -----
Goodwill                                3,920,000                                   838,201        3,081,799
Common Stock                                               6,000       61,174                         55,174
APIC                                                   1,086,000                                  -1,086,000
Notes Payable                                          2,828,000                                  -2,828,000
Retained Earnings                                                     777,027                        777,027
                                        --------------------------------------------------------------------
                                        3,920,000      3,920,000      838,201       838,201                0
                                        ====================================================================
                                         Record                       Eliminate
                                        Purchase                      Equity in
                                                                      Acquiree

Decemeber 31, 2006                         Dr              Cr            Dr             Cr          Total
------------------                         --              --            --             --          -----
Goodwill                                3,920,000                                     824,697      3,095,303
Common Stock                                               6,000       61,174                         55,174
APIC                                                   1,086,000                                  -1,086,000
Notes Payable                                          2,828,000                                  -2,828,000
Retained Earnings                                                     763,523                        763,523
                                        --------------------------------------------------------------------
                                        3,920,000      3,920,000      824,697         824,697              0
                                        ====================================================================
                                         Record                       Eliminate
                                        Purchase                      Equity in
                                                                      Acquiree

      (c)   Exhibits.

            99.1 Press Release dated September 19, 2007 - "Universal Travel Group Newly-acquired Subsidiary Shanghai Lanbao Reports $1.3M Revenue for the First Six Months of FY '07"

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 19, 2007

                                        UNIVERSAL TRAVEL GROUP


                                        By: /s/ Jiangping Jiang
                                            -------------------
                                            Jiangping Jiang
                                            Chairman and Chief Executive Officer